                          DELAWARE GROUP EQUITY FUNDS V

                          Delaware Small Cap Value Fund
                                  (the "Fund")

           Supplement to the Fund's Prospectuses dated March 30, 2007

On August 15,  2007,  the Board of  Trustees of Delaware  Group  Equity  Funds V
unanimously  voted to approve  changes to the  definition of what Delaware Small
Cap Value Fund considers to be a small-capitalization company. These changes are effective 60 days after the date of this Supplement.

The following replaces the first paragraph in the section entitled "What are the
Fund's  main   investment   strategies?"  on  page  2  of  each  of  the  Fund's
prospectuses.

What  are  the  Fund's  main  investment  strategies?  We  invest  primarily  in investments of small  companies  whose stock prices appear low relative to their underlying  value or future  potential.  Among other  factors,  we consider  the financial strength of a company, its management, the prospects for its industry, and any  anticipated  changes  within  the  company  that  might  suggest a more favorable  outlook going  forward.  We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances,  at least 80% of the Fund's net assets will be in  investments of
small-capitalization   companies   (the  80%   policy).   The   Fund   considers
small-capitalization  companies  to be  companies  with a market  capitalization generally less than 3.5 times the dollar-weighted,  median market capitalization of the Russell  2000(R)Index at the time of purchase.  The Fund's 80% policy can be changed without  shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any change.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.